UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 18, 2017

FUTURELAND CORP.
(Exact name of registrant as specified in charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureLand Corp. 10901 Roosevelt Blvd, 1000c Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-0221
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2.01, Completion of Acquisition or Disposition of Assets

On September 15, 2017, the Company purchased 20% of Apotheca Biosciences, Inc. for an undisclosed amount. Apotheca Biosciences is developing cutting-edge medical products, nutraceuticals, formulation and delivery technologies for the healthcare and consumer care industry. Their pipeline of products includes, transdermal, sublingual, and nasal delivery technologies for precise and controlled dosing of cannabinoids.

Apotheca Earth Biosciences is a pioneering biotech company with an emphasis in research and development in addition to the creation of high-grade nutraceuticals and cosmetics. The health of our customers takes precedence and our solid business strategy ensures our focus on customer wellbeing.

The acquisition of Apotheca Biosciences will close the loop for FutureLand Corp to have a stake in a growing cutting-edge medical products in the fastest growing CBD market within the cannabis industry. The acquisition will create great value for the company and its shareholders. Apotheca Biosciences is considering an IPO in coming weeks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURELAND CORP.

Date: September 18, 2017	By: /s/ Cameron Cox
Cameron Cox, Principal Executive Officer